Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED

SENIOR SECURED CREDIT FACILITY

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY (this “Agreement”) is dated as of February 26, 2019, among TRANSMONTAIGNE OPERATING COMPANY L.P. (the “Borrower”), each of the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, certain banks and other lenders party thereto (the “Lenders”), and the Agent executed and delivered that certain Third Amended and Restated Senior Secured Credit Facility dated as of March 13, 2017, as amended by that certain First Amendment to Third Amended and Restated Senior Secured Credit Facility dated as of December 14, 2017 (as further amended, restated, modified, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, on November 25, 2018, TransMontaigne Partners L.P. (“Partners”), TransMontaigne GP L.L.C (“General Partner”), TLP Finance Holdings, LLC (“TLP Finance”), TLP Acquisition Holdings, LLC (“TLP Holdings”), and, among others, TLP Merger Sub, LLC signed that certain Agreement and Plan of Merger pursuant to which TLP Finance agreed to acquire one hundred percent (100%) of the issued and outstanding common units representing limited partnership interests of Partners (“Common Units”) that it and its Affiliates do not already own (such transaction, the “Acquisition”). Immediately upon consummation of the Acquisition (the “Acquisition Effective Time”), and as a result thereof, (i) each of Partners’ general partner units issued and outstanding immediately prior to the Acquisition Effective Time will be converted into (a) one Common Unit, and (b) in aggregate, a non-economic general partner interest in Partners, (ii) each of Partners’ incentive distribution rights issued and outstanding immediately prior to the Acquisition Effective Time will be converted into 100 Common Units, (iii) General Partner shall distribute its Common Units in Partners to TLP Holdings (the “Transferred GP Units”), and TLP Holdings shall contribute the Transferred GP Units to TLP Finance, (iv) Partners shall convert into a Delaware limited liability company pursuant to Section 17-219 of the Delaware Limited Partnership Act and shall change its name to TransMontaigne Partners LLC (the “Conversion”), and all Common Units owned by TLP Finance shall be converted into limited liability company interests, (v) the non-economic interest in Partners owned by General Partner shall be automatically cancelled and cease to exist, and General Partner shall be dissolved, and (vi) TransMontaigne Partners LLC shall be 100% owned by TLP Finance (the transactions described in the foregoing clauses (i) through (iv), collectively with the Acquisition, the “Transaction”);

WHEREAS, the Borrower has requested that the Agent and the Lenders party hereto (constituting Required Lenders) modify certain provisions of the Credit Agreement to account for the consummation and effectiveness of the Transaction; and

WHEREAS, the Agent and the Required Lenders are willing to grant the requested modifications set forth herein, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, each of the parties hereto hereby covenant and agree as follows:

1.             Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the Second Amendment Effective Date refer to the Credit Agreement as amended hereby. “Second Amendment Effective Date” means the date on which each of the conditions precedent set forth in Section 3 below has been satisfied.

2.             Amendments to Credit Agreement. Upon the Second Amendment Effective Date and pursuant to Section 14.9 of the Credit Agreement:

(a)           The following definitions shall be inserted in Section 1.1 of the Credit Agreement in appropriate alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan Investor” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Parent” means TLP Finance Holdings, LLC, a Delaware limited liability company.

“Partners’ Operating Agreement” means that certain Limited Liability Company Agreement of Partners dated as of the Second Amendment Effective Date, as the same may be amended, restated, supplemented, or otherwise modified from time to time to the extent permitted herein.

“Partners’ Savings and Retention Plan” means the Amended and Restated TLP Management Services LLC Savings and Retention Plan, effective on or before the Second Amendment Effective Date, as amended from time to time and including any successor or replacement plans.

“Replacement Rate” has the meaning given to such term in Section 4.8(b).

“Second Amendment Effective Date” means the date on which each of the conditions precedent set forth in Section 3 of that certain Second Amendment to Third Amended and Restated Senior Secured Credit Facility dated as of February 26, 2019, by and among the Borrower, each of the Lenders party thereto, and the Agent, has been satisfied.

(b)           The below-listed definitions set forth in Section 1.1 of the Credit Agreement are each hereby amended and restated in their respective entireties as follows:

“ArcLight” means ArcLight Energy Partners Fund VI, L.P., a Delaware limited partnership.

“Change of Control” means the occurrence of any of the following:

(a)           (i) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) (other than ArcLight or any of its direct or indirect wholly-owned Subsidiaries (other than Partners or any Subsidiary of Partners)) of Capital Stock representing more than fifty percent (50%) of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of Partners; or (ii) at any time when the majority of the seats (other than vacant seats) on the board of directors (or comparable governing body) of Partners are occupied by Persons who were neither (1) nominated by the board of directors (or comparable governing body) of Partners nor (2) appointed by directors (or comparable Persons) so nominated;

(b)           Partners shall cease to Control the Borrower or the Operating GP, or own at least 75% of the limited partner interests in the Borrower and 75% of the Capital Stock of Operating GP; or

(c)           Operating GP shall cease to own all of the general partner interests in the Borrower.

“Indemnity Agreement” means that certain Indemnification Agreement, dated December 31, 2007, among TransMontaigne LLC, Partners, TransMontaigne GP L.L.C., Operating GP and the Borrower.

“London Interbank Offered Rate” means, subject to the implementation of a Replacement Rate in accordance with Section 4.8(b), with respect to any Eurodollar Loan for the Interest Period applicable thereto, the rate of interest per annum determined by Agent (rounded upwards, if necessary, to the nearest 1/100 of 1%) as published by the ICE Benchmark Administration Limited, a United Kingdom company, or a comparable or successor quoting service approved by the Agent, as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period (or if not so reported, then as determined by Agent from another recognized source or interbank quotation). Notwithstanding the foregoing, (x) in no event shall the London Interbank Offered Rate (including, without limitation, any Replacement Rate with respect thereto) be less than 0% and (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 4.8(b), in the event that a Replacement Rate with respect to the London Interbank Offered Rate is implemented, then all references herein to the London Interbank Offered Rate shall be deemed references to such Replacement Rate.

“Omnibus Agreement” means that certain Fourth Amended and Restated Omnibus Agreement among TLP Management Services LLC, Partners, the Operating GP and the Borrower, dated February 26, 2019, as the same may be further amended, restated, supplemented, or otherwise modified from time to time to the extent any such amendment, supplement or modification does not constitute a breach of Section 9.16.

“Partners” means TransMontaigne Partners LLC, a Delaware limited liability company.

“Permitted Line of Business” means, with respect to a given Person, lines of business engaged in by such Person and its Subsidiaries such that such Person and its Subsidiaries, taken as a whole, are substantially engaged in business that constitutes, or is related to, the business of storage, processing, marketing, terminaling, and/or transportation of natural gas, natural gas liquids, oil, or products thereof or related thereto.

“Permitted Restricted Payment” means (a) so long as no Triggering Event has occurred, any dividend or distribution by Partners of “Available Cash” to the members of Partners, as “Available Cash” is defined and calculated in Partners’ Operating Agreement and only to the extent permitted by such operating agreement, and any corresponding dividend or distribution by the Borrower to Partners to enable it to make such dividend or distribution, (b) so long as no Triggering Event has occurred, any repurchase by Partners of its membership units, in an aggregate amount not to exceed $10,000,000 (whether pursuant to Partners’ Savings and Retention Plan, Long Term Incentive Plan or otherwise) from and after the Closing Date, (c) other Restricted Payments made to Partners that are necessary to enable Partners to pay its expenses incurred in the ordinary course of business, including payments pursuant to the Omnibus Agreement, professional expenses, directors fees, transactional expenses incurred in connection with a Permitted Acquisition, and (d) payments with respect to Subordinated Indebtedness so long as such payment is expressly permitted under the terms of the Subordination Agreement with respect to such Subordinated Indebtedness and no Default or Event of Default exists at the time of such payment or would result therefrom.

(c)           The definition of “Affiliate” in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “, the General Partner”.

(d)           The definition of “General Partner” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

(e)           The definition of “Partners’ Partnership Agreement” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

(f)            The definition of “Permitted Indebtedness” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (c) thereof in its entirety as follows:

“(c)         unsecured Indebtedness owing to Parent and its Subsidiaries (other than Partners or any Subsidiary of Partners) in the form of loans and advances, provided that (i) the aggregate amount of such Indebtedness outstanding at any one time shall not exceed $10,000,000 and (ii) at the time of incurring such Indebtedness no Default or Event of Default exists or would arise therefrom;”

(g)           The definition of “Permitted Investments” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (e) thereof in its entirety as follows:

“(e)         Investments in (i) the Credit Parties; (ii) newly created direct or indirect Domestic Subsidiaries (other than Unrestricted Subsidiaries) of Partners, and newly created direct or indirect Foreign Subsidiaries of Partners, provided that (A) the applicable requirements of Section 7.15 are satisfied (such that, as to any Domestic Subsidiary, such Domestic Subsidiary becomes a Credit Party), and (B) the aggregate amount of Investments in Foreign Subsidiaries made after the Closing Date shall not exceed $5,000,000 at any time; and (iii) Parent and its Subsidiaries (other than Partners or any Subsidiary of Partners) in the form of loans and advances, provided that (A) the aggregate amount of such Investments outstanding at any one time shall not exceed $10,000,000 and (B) at the time of making any such Investment no Default or Event of Default exists or would arise therefrom;”

(h)           A new Section 1.3 is hereby inserted into the Credit Agreement as follows:

“1.3 Interest Rates; LIBOR Notification. The interest rate on Eurodollar Loans is determined by reference to the London Interbank Offered Rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administrator (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate is no longer available or in certain other circumstances as set forth in Section 4.8(b) of this Agreement, such Section 4.8(b) provides a mechanism for determining an alternative rate of interest. The Agent will notify the Borrower, pursuant to Section 4.8, in advance of any change to the reference rate upon which the interest rate on Eurodollar Loans is based. However, the Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “London Interbank Offered Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 4.8(b), will be similar to, or produce the same value or economic equivalence of, the London Interbank Offered Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.”

(i)            A new Section 1.4 is hereby inserted into the Credit Agreement as follows:

“1.4        Treatment of LLC Division. Any restriction, condition or prohibition applicable to a merger, consolidation, amalgamation, assignment, sale or transfer, or similar term set forth in the Credit Documents shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability companies, including any “Division” or other process or action permitted under Section 18-217 of Title 6 of the Delaware Code, as if it were a merger, consolidation, amalgamation, assignment, sale or transfer, or similar term, as applicable. Any reference in any Credit Document to a merger, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability companies (or the unwinding of such a division or allocation), as if it were a merger, consolidation, amalgamation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person under the Credit Documents (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).”

(j)            Section 4.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“4.8        Inability To Determine Interest Rate.

(a)           If prior to the first day of any Interest Period, (i) the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower absent manifest error) that adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, (ii) the Agent has received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Eurodollar Loans during such Interest Period, or (iii) the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that Dollar deposits in the principal amounts of the Eurodollar Loans to which such Interest Period is to be applicable are not generally available in the London interbank market, the Agent shall give e-mail or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter, and will also give prompt written notice to the Borrower when such conditions no longer exist. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans and (z) each outstanding Eurodollar Loan shall be converted, on the last day of the then-current Interest Period thereof, to Base Rate Loans. Until such notice has been withdrawn by the Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Base Rate Loans to Eurodollar Loans.

(b)           Notwithstanding anything to the contrary in Section 4.8(a) above, if the Agent has made the determination (such determination to be conclusive absent manifest error) that (i) the circumstances described in Section 4.8(a)(i) or (a)(iii) have arisen and that such circumstances are unlikely to be temporary, (ii) any applicable interest rate specified herein is no longer a widely recognized benchmark rate for newly originated loans in the syndicated loan market in the applicable currency or (iii) the applicable supervisor or administrator (if any) of any applicable interest rate specified herein or any Governmental Authority having, or purporting to have, jurisdiction over the Agent has made a public statement identifying a specific date after which any applicable interest rate specified herein shall no longer be used for determining interest rates for loans in the U.S. syndicated loan market, then the Agent and the Borrower may, to the extent practicable (as determined by the Agent to be generally in accordance with similar situations in other transactions in which it is serving as administrative agent or otherwise consistent with market practice generally), establish a replacement interest rate (the “Replacement Rate”), in which case, the Replacement Rate shall, subject to the next two sentences, replace such applicable interest rate for all purposes under the Credit Documents unless and until (A) an event described in Section 4.8(a)(i), (a)(iii), (b)(i), (b)(ii) or (b)(iii) occurs with respect to the Replacement Rate or (B) the Required Lenders (directly, or through the Agent) notify the Borrower that the Replacement Rate does not adequately and fairly reflect the cost to the Lenders of funding the Loans bearing interest at the Replacement Rate. In connection with the establishment and application of the Replacement Rate, this Agreement and the other Credit Documents shall be amended solely with the consent of the Agent and the Borrower, as may be necessary or appropriate, in the opinion of the Agent, to effect the provisions of this Section 4.8(b). Notwithstanding anything to the contrary in this Agreement or the other Credit Documents (including, without limitation, Section 14.9), such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Agent shall not have received, within five (5) Business Days of the delivery of such amendment to the Lenders, written notices from such Lenders that in the aggregate constitute Required Lenders, with each such notice stating that such Lender objects to such amendment. To the extent the Replacement Rate is approved by the Agent and the Borrower in connection with this clause (b), the Replacement Rate shall be applied in a manner consistent with market practice; provided that, in each case, to the extent such market practice is not administratively feasible for the Agent, such Replacement Rate shall be applied as otherwise reasonably determined by the Agent (it being understood that any such modification by the Agent shall not require the consent of, or consultation with, any of the Lenders).

(k)           A new Section 6.34 is hereby inserted into the Credit Agreement as follows:

“6.34      Beneficial Ownership. As of the Second Amendment Effective Date, the information included in the Beneficial Ownership Certification is true and correct.”

(l)            Section 7.1 of the Credit Agreement is hereby amended as follows:

(i) amending and restating subclause (e) thereof in its entirety as follows:

“(e)         as soon as practicable but, in any event, within ten (10) Business Days after the issuance thereof, to the extent not electronically filed and publicly available, copies of all regular and periodic reports which Partners may be required to file with the Securities and Exchange Commission or any similar or corresponding governmental commission, department or agency substituted therefor, or any similar or corresponding Governmental Authority;”

(ii) amending and restating subclause (h) thereof in its entirety as follows:

“(h)         with reasonable promptness, such other data, information or documentation as the Agent may reasonably request.”

(m)          A new Section 7.23 is hereby inserted into the Credit Agreement as follows:

“7.23      Beneficial Ownership. Each Credit Party agrees that if it learns of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein, it will promptly, but in any event within forty-five (45) days, notify the Agent thereof.”

(n)           Section 9.3 of the Credit Agreement is hereby amended by replacing the words “the Board of Directors of the General Partner” in clauses (e), (g) and (h) thereof with “the board of directors (or comparable governing body) of Partners”.

(o)           Section 9.8 of the Credit Agreement is hereby amended by (i) inserting the text “,” immediately following the text “fees to” in the third line thereof, and (ii) replacing the words “the Board of Directors of the General Partner” in clause (h) thereof with “the board of directors (or comparable governing body) of Partners”.

(p)           Section 9.13 of the Credit Agreement is hereby amended by (i) replacing the words “the Board of Directors of the General Partner” in clause (a) thereof with “the board of directors (or comparable governing body) of Partners”, (ii) replacing the parenthetical “(2)” in the ninth line thereof with “(b)”, and (iii) replacing the parenthetical “(3)” in the eleventh line thereof with “(c)”.

(q)           A new Section 11.5 is hereby inserted into the Credit Agreement as follows:

“11.5      Equity Cure. Notwithstanding anything to the contrary contained in Section 11.1, for purposes of determining whether an Event of Default has occurred under any financial covenant set forth in Article VIII, any cash equity contribution (in the form of common equity or other equity having terms reasonably acceptable to the Agent) made to Partners (and immediately contributed to the Borrower as cash common equity) on or prior to the date that is 10 Business Days after the date on which financial statements are required to be delivered for such fiscal quarter (the “Cure Expiration Date”) will, at the request of the Borrower, be included in the calculation of Consolidated EBITDA solely for the purposes of determining compliance with the financial covenants set forth in Article VIII at the end of such fiscal quarter and any subsequent period that includes such fiscal quarter (any such equity contribution, a “Specified Equity Contribution”); provided that (a) the Borrower shall not be permitted to so request that a Specified Equity Contribution be included in the calculation of Consolidated EBITDA with respect to any fiscal quarter unless, after giving effect to such requested Specified Equity Contribution, (i) in any four consecutive fiscal quarters, there shall be at least two fiscal quarters in respect of which no Specified Equity Contribution is made and (ii) no more than four Specified Equity Contributions will be made in the aggregate over the life of this Agreement, (b) the amount of any Specified Equity Contribution will be no greater than the amount required to cause the Borrower to be in compliance with the financial covenants set forth in Article VIII for the relevant fiscal quarter, and (c) all Specified Equity Contributions will be disregarded for all other purposes under the Credit Documents (including calculating Consolidated EBITDA for purposes of determining basket levels, Applicable Percentage and other items governed by reference to Consolidated EBITDA). To the extent that the proceeds of the Specified Equity Contribution are used to repay Indebtedness, such Indebtedness shall not be deemed to have been repaid for purposes of calculating any financial covenant set forth in Article VIII for the fiscal quarter in respect of which such Specified Equity Contribution is made and the next three fiscal quarters thereafter. If the Borrower has notified the Agent that it intends to exercise the cure right contemplated by this Section 11.5, and the cure right is otherwise available to the Borrower in accordance with the provisions of this Section 11.5, then until the earlier of (i) the date on which such cure right is exercised and (ii) passage of the Cure Expiration Date without the requisite Specified Equity Contribution having been made in compliance with this Section, neither the Agent nor any Lender shall exercise the right to accelerate the Loans or terminate the Commitments and none of the Agent, any Lender or any Secured Party shall exercise any right to foreclose on or take possession of the Collateral on the basis of an Event of Default having occurred and continuing under Article VIII.”

(r)            Section 14.9 of the Credit Agreement is hereby amended by amending and restating the first sentence of the proviso immediately following clause (i) thereof in its entirety as follows:

“provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank in addition to the Lenders required above, affect the rights or duties of the Issuing Bank under this Credit Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Loan Lender in addition to the Lenders required above, affect the rights or duties of the Swing Loan Lender under this Credit Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above, affect the rights or duties of the Agent under this Credit Agreement or any other Credit Document; (iv) the Engagement Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, (v) the consent of the Borrower shall not be required for any amendment, modification or waiver of the provisions of Article XIII (other than the provisions of Section 13.9), (vi) the Agent and the Borrower shall be permitted to amend any provision of the Credit Documents (and such amendment shall become effective without any further action or consent of any other party to any Credit Document) if the Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature in any such provision, and (vii) the Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Credit Documents or enter into additional Credit Documents as the Agent reasonably deems appropriate in order to implement any Replacement Rate or otherwise effectuate the terms of Section 4.8(b) in accordance with the terms of Section 4.8(b).”

(s)            Section 14.24 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“14.24 USA Patriot Act; Anti-Money Laundering Laws; Beneficial Ownership Regulation. The Agent and each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act or any other Anti-Corruption Laws or Anti-Money Laundering Laws or the Beneficial Ownership Regulation, each of them is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the USA Patriot Act or such Anti-Money Laundering Laws or such Beneficial Ownership Regulation.”

(t)            A new Section 14.26 is hereby inserted into the Credit Agreement as follows:

“14.26 Certain ERISA Matters.

(a)           Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent, the Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true:

(i)            such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans Investors in connection with the Loans, the Letters of Credit or the Commitments;

(ii)           the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

(iii)          (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

(iv)          such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender.

(b)           In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y)

covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent, the Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that none of the Agent, the Lead Arrangers nor any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, any Credit Document or any documents related hereto or thereto).”

3.             Conditions Precedent. This Agreement shall become effective only upon satisfaction of each of the following conditions precedent:

(a)           The Agent shall have received each of the following, each in form and substance reasonably satisfactory to the Agent:

(i)                                     counterparts of this Agreement duly executed by the Borrower, the Required Lenders, and the Agent;

(ii)                                  counterparts of the Consent and Reaffirmation of the Guarantors attached hereto duly executed by each of the Guarantors;

(iii)                               a duly executed loan certificate for TransMontaigne Partners LLC, dated as of the Second Amendment Effective Date, including a certificate of incumbency with respect to two or more authorized signatories of such Person, together with the following items: (A) a true, correct and complete copy of the Certificate of Formation of such Person and Partners’ Operating Agreement as in effect on the Second Amendment Effective Date, (B) a good standing certificate for such Person certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation or organization and (C) a true, complete and correct copy of the resolutions of the board of directors, managers or similar governing body of such Person authorizing such Person to execute, deliver and perform this Agreement;

(iv)                              a duly executed certificate or certificates of TransMontaigne Partners LLC stating that (i) all governmental, shareholder and third party consents and approvals, if any, necessary in connection with respect to this Agreement and the transactions contemplated hereby have been obtained, (ii) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Credit Party or any transaction contemplated hereby, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect, and (iii) on the Second Amendment Effective Date, (A) no Default or Event of Default exists or will exist immediately after giving effect to the transactions contemplated hereby, (B) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, (C) all documents and certificates delivered pursuant to this Section 3 are true and correct and in full force and effect as of the Second Amendment Effective Date, and (D) each of the conditions set forth in this Section 3 has been satisfied;

(v)                                 a debtor information amendment to the UCC financing statement filed against Partners in favor of the Agent and other filings for each appropriate jurisdiction as is necessary, in the Agent’s reasonable discretion, to maintain perfection of the Agent’s security interest in the Collateral; and

(vi)                              legal opinions of counsel to the Credit Parties addressed to each Lender and the Agent and dated as of the Second Amendment Effective Date in form and substance reasonably satisfactory to the Agent.

(b)           the Borrower shall have paid to the Agent all fees and expenses due and payable under the Credit Agreement (including the fees of counsel to the extent invoiced at least one Business Day prior to the Second Amendment Effective Date) and in connection with this Agreement.

(c)           the Agent and the Lenders shall have received, at least three Business Days prior to the Second Amendment Effective Date (i) all documentation and other information required by regulatory authorities under applicable “know your customer” and Anti-Money Laundering Laws, including, without limitation, the USA Patriot Act, and (ii) to the extent any Credit Party qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, a customary certification regarding beneficial ownership in relation to such Credit Party, in each case to the extent requested at least five Business Days prior to the Second Amendment Effective Date.

(d)           delivery of such documents, instruments, agreements, certificates, and information as the Agent shall have reasonably requested.

4.             Limitation; Effect of Agreement. No provision of the Credit Agreement or any other Credit Document is amended or waived in any way other than as provided herein. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrower and the other Credit Parties party thereto.

5.             No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the Credit Documents, or a mutual departure from the strict terms, provisions, and conditions thereof other than with respect to the amendments in Section 2 above, and (ii) nothing in this Agreement shall affect or limit the Agent’s or any Lender’s right to demand payment of liabilities owing from the Borrower or any other Credit Party to the Agent and the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Credit Documents, to exercise any and all rights, powers and remedies under the Credit Agreement or the other Credit

Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Credit Documents.

6.             Ratification and Restatement. The Borrower hereby (i) restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Credit Documents to which it is a party, as of the date hereof and the Second Amendment Effective Date, in each case, after giving effect hereto and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Credit Documents as fully as if made on the date hereof and the Second Amendment Effective Date and with specific reference to this Agreement and any other Credit Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date). This Agreement constitutes a Credit Document.

7.             No Default. To induce the Agent and the Lenders to enter into this Agreement and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions hereof), the Borrower hereby acknowledges and agrees that, as of the date hereof and the Second Amendment Effective Date, and, in each case, after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Lenders under the Credit Agreement or any Credit Document.

8.             Release. In consideration of the amendments contained herein, the Borrower hereby waives and releases each of the Lenders, the Agent and the Issuing Bank from any and all claims and defenses, known or unknown as of the date hereof and as of the Second Amendment Effective Date, with respect to the Credit Agreement and the other Credit Documents and the transactions contemplated thereby.

9.             Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Agreement.

10.          Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Agreement via e-mail, facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

11.          Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

12.          Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.

13.          Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the agreements herein contained.

14.          Severability. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

15.          Governing Law; Jury Trial; Submission to Jurisdiction. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York. Sections 14.2 and 14.3 of the Credit Agreement shall apply as if set forth in full herein modified mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by its duly authorized officer as of the day and year first above written.

BORROWER:

TRANSMONTAIGNE OPERATING COMPANY L.P.

By:	TransMontaigne Operating GP L.L.C., its sole general partner

	By:	/s/ Robert T. Fuller
	Name:	Robert T. Fuller
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

AGENT AND LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

	By:	/s/ Jacob L. Osterman
	Name:	Jacob L. Osterman
	Title:	Director

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Royal Bank of Canada,
as a Lender

By:	/s/ Emilee Scott
Name:	Emilee Scott
Title:	Authorized Signatory

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: CADENCE BANK, N.A.
as a Lender

By:	/s/ David Anderson
Name:	David Anderson
Title:	Senior Vice President

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: The Huntington National Bank,
as a Lender

By:	/s/ Christopher Renyi
Name:	Christopher Renyi
Title:	Senior Vice President

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Anna C. Ferreira
Name:	Anna C. Ferreira
Title:	Vice-President

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: COMERICA BANK,
as a Lender

By:	/s/ Cassandra M. Lucas
Name:	Cassandra M. Lucas
Title:	Portfolio Manager

[If second signature block is necessary]

By:
Name:
Title:

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

BMO Harris Bank N.A.,
as a Lender

By:	/s/ Matthew Davis
Name:	Matthew Davis
Title:	Director

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

CITIZENS BANK, N.A.
as a Lender

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Senior Vice President

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Citibank, N.A.

as a Lender

By:	/s/ Thomas Benavides
Name:	Thomas Benavides
Title:	Director

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Compass Bank, NA,
as a Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

CIT BANK, N.A.,
as a Lender

By:	/s/ Stewart McLeod
Name:	Stewart McLeod
Title:	Director

[If second signature block is necessary]

By:
Name:
Title:

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: PNC Bank, National Association,
as a Lender

By:	/s/ Stephen A. Monto
Name:	Stephen Monto
Title:	SVP

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

MUFG UNION BANK, N.A,
as a Lender

By:	/s/ Kevin Sparks
	Name:	Kevin Sparks
	Title:	Director

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: U.S. Bank National Association
as a Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Senior Vice President

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Bank of America, N.A.,
as a Lender

By:	/s/ Kimberley Cole
Name:	Kimberley Cole
Title:	Associate

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Zions Bancorporation, N.A. dba Amegy Bank,
as a Lender

By:	/s/ Ronnie Causey
Name:	Ronnie Causey
Title:	SVP

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY, DATED AS OF THE DATE HEREOF, AMONG TRANSMONTAIGNE OPERATING COMPANY L.P., EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: BNP Paribas
as a Lender

By:	/s/ Joseph Onischuk
Name:	Joseph Onischuk
Title:	Managing Director

[If second signature block is necessary]

By:	/s/ Nicolas Anberree
Name: Nicolas Anberree
Title: Vice President

[TMP - Second Amendment to Third Amended and Restated Senior Secured Credit Facility]

CONSENT AND REAFFIRMATION

February 26, 2019

Each of the undersigned (i) acknowledges receipt of the foregoing Second Amendment to Third Amended and Restated Senior Secured Credit Facility (the “Agreement”), (ii) consents to the execution and delivery of the Agreement by the parties thereto, and (iii) reaffirms all of its obligations and covenants under that certain Second Amended and Restated Full Recourse Guaranty Agreement, dated as of March 13, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “Guaranty Agreement”), executed by it, or later joined by it, and agrees that none of such obligations and covenants shall be limited by the execution and delivery of the Agreement.

Each of the undersigned confirms and reaffirms, as of the date hereof, (a) its guarantee of the Obligations (including, without limitation, the increase in Revolving Credit Commitments) under the Guaranty Agreement, and (b) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the increase in Revolving Credit Commitments) pursuant to the Security Documents.

As of the date hereof, each of the undersigned hereby represents and warrants that the representations and warranties of such Credit Party set forth in the Guaranty Agreement and the Security Agreement to which such Credit Party is a party, are true and correct in all material respects.

This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Capitalized terms used in this Consent and Reaffirmation without definition shall have the respective meanings ascribed thereto in the Agreement.

[Signature Pages Follow]

TRANSMONTAIGNE PARTNERS LLC, a
Delaware limited liability company

By:	/s/ Robert T. Fuller
Name: Robert T. Fuller
Title: Executive Vice President, Chief Financial Officer and Treasurer

TRANSMONTAIGNE OPERATING COMPANY
L.P., a Delaware limited partnership

By: TransMontaigne Operating GP L.L.C., its
sole general partner

By:	/s/ Robert T. Fuller
Name: Robert T. Fuller
Title: Executive Vice President, Chief Financial Officer and Treasurer

TRANSMONTAIGNE OPERATING GP L.L.C.,
a Delaware limited liability company

By:	/s/ Robert T. Fuller
Name: Robert T. Fuller
Title: Executive Vice President, Chief Financial Officer and Treasurer

TRANSMONTAIGNE TERMINALS L.L.C., a
Delaware limited liability company

By:	/s/ Robert T. Fuller
Name: Robert T. Fuller
Title: Executive Vice President, Chief Financial Officer and Treasurer

RAZORBACK L.L.C.,
a Delaware limited liability company

By:	/s/ Robert T. Fuller
Name: Robert T. Fuller
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Consent and Reaffirmation — Second Amendment]

TPME L.L.C.,
a Delaware limited liability company

By:	/s/ Robert T. Fuller
Name: Robert T. Fuller
Title: Executive Vice President, Chief Financial Officer and Treasurer

TPSI TERMINALS L.L.C.,
a Delaware limited liability company

By:	/s/ Robert T. Fuller
Name: Robert T. Fuller
Title: Executive Vice President, Chief Financial Officer and Treasurer

TLP FINANCE CORP.,
a Delaware corporation

By:	/s/ Robert T. Fuller
Name: Robert T. Fuller
Title: Executive Vice President, Chief Financial Officer and Treasurer

TLP OPERATING FINANCE CORP.,
a Delaware corporation

By:	/s/ Robert T. Fuller
Name: Robert T. Fuller
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Consent and Reaffirmation — Second Amendment]